Exhibit 10.15

                      AMENDMENT NO. 1. TO PLEDGE AGREEMENT

     THIS AMENDMENT NO. 1 TO PLEDGE AGREEMENT ("Amendment") dated as of December 13, 1996 between CLEARVIEW CINEMA GROUP, INC., a Delaware corporation, ("Pledgor") and THE PROVIDENT BANK, Agent ("Secured Party") amends a Pledge Agreement dated as of May 29, 1996 between Pledgor and Secured Party.

     This Amendment has been executed and delivered by Pledgor to Secured Party as agent for the benefit of and on behalf of various lenders pursuant to the terms of a certain Credit Agreement dated as of May 29, 1996 by and among Pledgor and subsidiaries of Pledgor, as Borrowers (the "Borrowers"), The Provident Bank, as "Agent," and the lenders listed on Schedule 1 thereto (collectively the "Lenders"), as amended by the Joinder Agreement dated as of July 18, 1996, as further amended by the Joinder Agreement and First Amendment to Credit Agreement, dated as of December 13, 1996, as the same may be amended, modified or supplemented from time to time (collectively, the "Credit Agreement"). Pledgor will benefit from the Loans made to Borrowers under the Credit Agreement. To induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make the Loans thereunder, Pledgor has agreed to grant to Secured Party a security interest in the Pledged Stock. All capitalized terms set forth above are hereinafter defined.

     NOW, THEREFORE, in consideration of the Lenders extending the Loans to Borrower, the parties hereby agree as follows:

     1. Defined Terms. All capitalized terms used in this Amendment shall have the meanings given to them in the Pledge Agreement (such meanings to be equally applicable to both the singular and the plural forms of the term defined) unless otherwise defined herein.

     2. Schedule 1. Schedule 1 of the Pledge Agreement is hereby amended to read in its entirety by Schedule 1 attached hereto and made a part hereof.

     3. Pledge and Grant of Security Interests. Pledgor hereby pledges, assigns, hypothecates and transfers to Secured Party, its successors and assigns, all Pledged Stock and hereby grants to and creates in favor of Secured Party first priority liens and security interests in the Pledged Stock, as collateral security for (i) the due and punctual payment when due (whether at maturity by acceleration or otherwise) in full of all amounts due under the Loans; (ii) the due and punctual performance and observance by Pledgor and the other Borrowers of their respective agreements, obligations, liabilities and duties under this Pledge Agreement, the Credit Agreement and all other documents executed in connection with the Loans (the "Loan Documents"); and (iii) all costs incurred by Secured Party to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Stock, with such costs including but not limited to expenditures made by Secured Party for reasonable attorneys' fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Interest Rate (as defined in the Loan Documents) (the foregoing subsections (i), (ii) and (iii) are collectively referred to herein as the "Obligations Secured Hereby").

     4. Miscellaneous. a. All of the terms, conditions and provisions of the Pledge Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Pledge Agreement conflicts with a term, condition or provision of this Amendment, the latter shall govern.

     b. This Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     c. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     d. This Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Pledge Agreement to be duly executed and delivered as of the day and year first above written.

WITNESSES:                                  PLEDGOR:
                                            CLEARVIEW CINEMA GROUP, INC.


_____________________________               By:  _______________________________
                                            Name:_______________________________
_____________________________               Its: _______________________________


                                            SECURED PARTY
                                            THE PROVIDENT BANK, AGENT


_____________________________               By:  _______________________________
                                            Name:_______________________________
_____________________________               Its: _______________________________

                          SCHEDULE TO PLEDGE AGREEMENT

IN EACH CASE BELOW 100% OF THE SHARES ARE OWNED OF RECORD BY CLEARVIEW CINEMA GROUP, INC.

=========================================================================================================================
         ISSUER                              CERTIFICATE NO.    NO. OF SHARES         PERCENTAGE        TOTAL OUTSTANDING
=========================================================================================================================
CCC Grand Avenue Cinema Corp.                      1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Port Washington Cinema Corp.                   1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Herricks Cinema Corp.                          1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Madison Triple Cinema Corp.                    3                 196                 100%                 196
-------------------------------------------------------------------------------------------------------------------------
CCC Manasquan Cinema Corp.                         2                  10                 100%                  10
-------------------------------------------------------------------------------------------------------------------------
Clearview Theatre Group, Inc.                      2               1,000                 100%                1000
-------------------------------------------------------------------------------------------------------------------------
CCC Chester Twin Cinema Corp.                      4                19.6                 100%                19.6
-------------------------------------------------------------------------------------------------------------------------
343-349 Springfield Avenue Corp.                   1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Emerson Cinema Corp.                           1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Allwood Cinema Corp.                           1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC New City Cinema Corp.                          1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Washington Cinema Corp.                        1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Kisco Cinema Corp.                             1                 100                 100%                 100
-------------------------------------------------------------------------------------------------------------------------
CCC Bedford Cinema Corp.                           1                 100                 100%                 100
=========================================================================================================================